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                                                                   Exhibit 10.40


                [LETTERHEAD OF ATLAS CORPORATION APPEARS HERE]

             AMENDMENT TO RESIGNATION AGREEMENT AND GENERAL RELEASE

     THIS AMENDMENT TO THE RESIGNATION AGREEMENT AND GENERAL RELEASE, made and entered into as of the 14th day of January, 1997, by and between GERALD E. DAVIS (the "Employee") and ATLAS CORPORATION, a corporation organized under the laws of Delaware (the "Company") (the "Amendment").

                                   WITNESSETH
                                   ----------

     WHEREAS, a Resignation Agreement and General Release was entered into between the Company and the Employee as of November 5, 1997 (the "Agreement");

     WHEREAS, Section 3(a) of the Agreement provided for the payment by the Company to the Employee of $300,000 in a lump sum payment on January 2, 1997;

     WHEREAS, because of cash flow problems, the Company advised the Employee that it could not pay such amount at this time; and

     WHEREAS, the Company and the Employee have agreed that it would be in their mutual best interest to amend the Agreement to set forth a new payment schedule, whereby the Employee would receive a portion of the amount due immediately, and the remainder in a series of payments through June 13, 1997.

     NOW, THEREFORE, in consideration of the premises and mutual promises contained in this Amendment, the parties agree as follows:

     1. The provision of Section 3(a) of the Agreement which currently reads "...on January 2, 1997, a check in the amount of $300,000..." is hereby amended to read as follows: "... on the date of this Amendment a check in the amount of $50,000, and on each of February 13, 1997, March 13, 1997, April 14, 1997, May 13, 1997 and June 13, 1997 a check in the amount of $50,000. In addition, the final payment to be made on June 13, 1997 shall include interest at the rate of 1% per month on the unpaid balance from time to time outstanding from January 2, 1997 through the date of such final payment.
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AMENDMENT TO RESIGNATION AGREEMENT AND GENERAL RELEASE
Page 2 of 2



     2. Apart from this Amendment; the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Agreement as of the date first set forth above.

                                        ATLAS CORPORATION


/s/ Gerald E. Davis                     /s/ Jerome C. Cain
-------------------                     ------------------
Gerald E. Davis                         Jerome C. Cain